                                                                   EXHIBIT 99.16

DEBTOR: AMCV HOLDINGS, INC.                         CASE NUMBER: 01-10973 (JWV)

                            MONTHLY OPERATING REPORT
                             AS OF JANUARY 31, 2003
                                       AND
                            FOR THE MONTH THEN ENDED





In accordance with title 28, section 1746, of the United States Code, I declare under penalty of perjury that I have examined the attached January Monthly Operating Report (Attachments 1 through 9) and, to the best of my knowledge, these documents are true, correct, and complete.





  /s/ EDDIE J. PUSTIZZI
-------------------------
Eddie J. Pustizzi
Director, Accounting

DEBTOR: AMCV HOLDINGS, INC.                         CASE NUMBER: 01-10973 (JWV)

                            MONTHLY OPERATING REPORT
                             AS OF JANUARY 31, 2003
                                       AND
                            FOR THE MONTH THEN ENDED


                                    CONTENTS


Attachment 1               Summary of Bank and Investment Accounts

Attachment 2               Schedule of Receipts and Disbursements

Attachment 3               Bank and Investment Account Statements

Attachment 4               Income Statement

Attachment 5               Balance Sheet

Attachment 6               Summary of Due To/Due From Intercompany Accounts

Attachment 7               Accounts Receivable Aging

Attachment 8               Accounts Payable Detail

Attachment 9               Notes to January Monthly Operating Report

                     Summary Of Bank And Investment Accounts        Attachment 1
                               AMCV Holdings, Inc.
Summary                      Case No: 01-10973 (JWV)                   UNAUDITED
AMCV Holdings, Inc.        For Month Of January, 2003


                                           Balances
                                ---------------------------------    Receipts &           Bank
                                    Opening            Closing      Disbursements      Statements        Account
Account                         As Of 01/01/03     As Of 01/31/03     Included          Included       Reconciled
-------                         --------------     --------------   -------------      ----------      ----------
No Bank Or Investment                 NA                 NA              NA                 NA             NA
Accounts

                            Receipts & Disbursements                Attachment 2
                               AMCV Holdings, Inc.
Summary                      Case No: 01-10973 (JWV)
AMCV Holdings, Inc.        For Month Of January, 2003
Attach 2


         No Receipts Or Disbursements Due To No Bank Or Investment Accounts

                 Concentration & Investment Account Statements      Attachment 3
                               AMCV Holdings, Inc.
Summary                      Case No: 01-10973 (JWV)
AMCV Holdings, Inc.        For Month Of January, 2003
Attach 3


         No Statements Due To No Concentration Or Investment Accounts

AMCV US SET OF BOOKS                              Date: 12-FEB-03 15:51:09
INCOME STATEMENT - ATTACHMENT 4                   Page:  1
Current Period: JAN-03

currency USD
Company=12 (AMCV - HOLDINGS)

                                    PTD-Actual
                                    31-Jan-03
                                    ----------
Revenue
Gross Revenue                           0.00
Allowances                              0.00
                                      ------
Net Revenue                             0.00

Operating Expenses
Air                                     0.00
Hotel                                   0.00
Commissions                             0.00
Onboard Expenses                        0.00
Passenger Expenses                      0.00
Vessel Expenses                         0.00
Layup/Drydock Expense                   0.00
Vessel Insurance                        0.00
                                      ------
Total Operating Expenses                0.00

                                      ------
Gross Profit                            0.00

SG&A Expenses
Sales & Marketing                       0.00
Start-Up Costs                          0.00
                                      ------
Total SG&A Expenses                     0.00

                                      ------
EBITDA                                  0.00

Depreciation                            0.00

                                      ------
Operating Income                        0.00

Other Expense/(Income)
Interest Income                         0.00
Equity in Earnings for Sub              0.00
Reorganization expenses                 0.00
                                      ------
Total Other Expense/(Income)            0.00

                                      ------
Net Pretax Income/(Loss)                0.00

Income Tax Expense                      0.00

                                      ------
Net Income/(Loss)                       0.00
                                      ======

AMCV US SET OF BOOKS                                    Date: 12-FEB-03 15:59:06
BALANCE SHEET - ATTACHMENT 5                            Page:  1
Current Period: JAN-03

currency USD
Company=12 (AMCV - HOLDINGS)

                                            YTD-Actual                 YTD-Actual
                                            31-Jan-03                  22-Oct-01
                                            ----------                 ----------
ASSETS

Cash and Equivalent                                 0.00                       0.00

Restricted Cash                                     0.00                       0.00

Accounts Receivable                                 0.00                       0.00

Inventories                                         0.00                       0.00

Prepaid Expenses                                    0.00                       0.00

Other Current Assets                                0.00                       0.00

                                        ----------------           ----------------
Total Current Assets                                0.00                       0.00

Fixed Assets                                        0.00                       0.00

Accumulated Depreciation                            0.00                       0.00

                                        ----------------           ----------------
Net Fixed Assets                                    0.00                       0.00

Net Goodwill                                        0.00                       0.00

Intercompany Due To/From                            0.00                       0.00

Net Deferred Financing Fees                         0.00                       0.00

Net Investment in Subsidiaries           (484,012,599.27)               (918,077.34)

                                        ----------------           ----------------
Total Other Assets                       (484,012,599.27)               (918,077.34)

                                        ----------------           ----------------
Total Assets                             (484,012,599.27)               (918,077.34)
                                        ================           ================

AMCV US SET OF BOOKS                                   Date: 12-FEB-03 15:59:06
BALANCE SHEET - ATTACHMENT 5                           Page:  2
Current Period: JAN-03

currency USD
Company=12 (AMCV - HOLDINGS)


                                            YTD-Actual                 YTD-Actual
                                            31-Jan-03                  22-Oct-01
                                            ----------                 ----------
LIABILITIES

Accounts Payable                                      0.00                      0.00

Accrued Liabilities                                   0.00                      0.00

Deposits                                              0.00                      0.00

                                           ---------------           ---------------
Total Current Liabilities                             0.00                      0.00


Long Term Debt                                        0.00                      0.00

Other Long Term Liabilities                           0.00                      0.00

                                           ---------------           ---------------
Total Liabilities                                     0.00                      0.00


Liabilities Subject to Compromise                     0.00                      0.00


OWNER'S EQUITY

Common Stock                                      9,440.25                  9,440.25

Add'l Paid In Capital                        79,208,059.85             79,208,059.85

Current Net Income (Loss)                             0.00            (13,500,663.21)

Retained Earnings                          (563,230,099.37)           (66,634,914.23)

                                           ---------------           ---------------
Total Owner's Equity                       (484,012,599.27)              (918,077.34)

                                           ---------------           ---------------
Total Liabilities & Equity                 (484,012,599.27)              (918,077.34)
                                           ===============           ===============

AMCV Holdings, Inc.                       ATTACHMENT 6            01-10973 (JWV)
                            Summary List of Due To/Due From Accounts
                             For the Month Ended January 31, 2003

                                                       BEGINNING                                                ENDING
AFFILIATE NAME                       CASE NUMBER        BALANCE             DEBITS           CREDITS           BALANCE
AMCV Cruise Operations, Inc.         01-10967         2,306,958.13                 --         13,266.94      2,293,691.19
Project America, Inc.                N/A               (435,388.90)         13,266.94                --       (422,121.96)
Great Hawaiian Cruise Line, Inc.     01-10975        (1,871,569.23)                --                --     (1,871,569.23)
                                                     -------------      -------------     -------------     -------------
                                                              0.00          13,266.94         13,266.94              0.00
                                                     =============      =============     =============     =============

                               AMCV Holdings, Inc.
                                 01-10973 (JWV)


                            Accounts Receivable Aging
                             As of January 31, 2003



                                  Attachment 7


                                 Not Applicable

                               AMCV Holdings, Inc.
                                 01-10973 (JWV)


                             Accounts Payable Detail
                             As of January 31, 2003


                                  Attachment 8


                                 Not Applicable

DEBTOR: AMCV HOLDINGS, INC.                          CASE NUMBER: 01-10973 (JWV)

                            MONTHLY OPERATING REPORT
                             AS OF DECEMBER 30, 2002
                                       AND
                            FOR THE MONTH THEN ENDED

                                  ATTACHMENT 9
                    NOTES TO JANUARY MONTHLY OPERATING REPORT


The information contained herein is unaudited.

Liabilities included in these financial statements reflect amounts known by the Company to have been incurred. The Company has listed in prior filings with the United States Trustee potential additional claims it believes may be asserted against the Company.

To the best of the Debtor's knowledge and belief, based on currently available information, all Federal income and payroll taxes due and owing have been paid.